                                                                     Exhibit 3.3


                             File Number 5613-936-2
                                         ----------


                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

         I, George H. Ryan, Secretary of State of the State of Illinois, do hereby certify that CARCOMP SERVICES, INC., A DOMESTIC CORPORATION, INCORPORATED UNDER THE LAWS OF THIS STATE OCTOBER 15, 1990, APPEARS TO HAVE COMPLIED WITH ALL THE PROVISIONS OF THE BUSINESS CORPORATION ACT OF THIS STATE RELATING TO THE FILING OF ANNUAL REPORTS AND PAYMENT OF FRANCHISE TAXES, AND AS OF THIS DATE, IS IN GOOD STANDING AS A DOMESTIC CORPORATION IN THE STATE OF ILLINOIS*************************************

                                    IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois this 10th day of December A.D., 1997


                                    /s/ George H. Regan
                                    --------------------------------------------
                                    SECRETARY OF STATE

                            File Number [Illegible]
                                        -----------


                               STATE OF ILLINOIS

                                   OFFICE OF
                             THE SECRETARY OF STATE


WHEREAS, ARTICLES OF INCORPORATION OF

                              THE GLOBE GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now, Therefore, I Jim Edgar, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 15th day of October A.D. 1990 and of the Independence of the Untied States the two hundred and 15th.

                                             /s/ Jim Edgar
                                             -----------------------------------
                                             SECRETARY OF STATE


                                                              JIM EDGAR
                                                         SECRETARY OF STATE
                                                          STATE OF ILLINOIS

                                                      ARTICLES OF INCORPORATION

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporators(s) hereby adopt the following
Articles of Incorporation.

ARTICLE ONE  The name of the corporation is           The Globe Group, Inc.
                                             ---------------------------------------------------------------------------------------
                                                      (Shall contain the word "corporation", "company", incorporated",

             -----------------------------------------------------------------------------------------------------------------------
                                                            "limited", or an abbreviation thereof)

ARTICLE TWO  The name and address of the initial registered agent and its registered office are:

             Registered Agent

                                            David                             R.                         Shevitz
                           ---------------------------------------------------------------------------------------------------------
                                            First Name                 Middle Name                      Last Name

             Registered Office

                                            525 West Monroe,           Suite # 1600
                           ---------------------------------------------------------------------------------------------------------
                                            Number                     Street   Suite #    (A PO Box alone is not acceptable)

                                            Chicago                    60606                               Cook
                           ---------------------------------------------------------------------------------------------------------
                                            City                       Zip Code                           County

ARTICLE THREE The purpose or purposes for which the corporation is organized are:
                  IF NOT SUFFICIENT SPACE TO COVER THIS POINT, ADD ONE OR MORE SHEETS OF THIS SIZE.

To engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act.

ARTICLE FOUR  Paragraph 1: The authorized shares shall be:

                                    CLASS            *PAR VALUE PER SHARE                        NUMBER OF SHARES AUTHORIZED
              ======================================================================================================================
                                    common                    1(cent)                            10,000
              ----------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------
              Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
                  IF NOT SUFFICIENT SPACE TO COVER THIS POINT, ADD ONE OR MORE SHEETS OF THIS SIZE.

ARTICLE FIVE  The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                                                     *PAR VALUE        NUMBER OF SHARES          Consideration to be
                                    CLASS            PER SHARE         PROPOSED TO BE ISSUED     received therefor
              ======================================================================================================================
                                    common           1(cent)           100                       $100.00
              ----------------------------------------------------------------------------------------------------------------------
                                                                                                 $
              ----------------------------------------------------------------------------------------------------------------------
                                                                                                 $
              ----------------------------------------------------------------------------------------------------------------------
                                                                                                 $
              ----------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL            $100.00
                                                                                                 -----------------------------------

*A declaration as to a "par value" is optional.  This space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX   OPTIONAL

              The number of directors constituting the initial board of directors of the corporation is ________, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected an qualify are:

                                    NAME                               RESIDENTIAL ADDRESS
              ======================================================================================================================

              ----------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------------

ARTICLE SEVEN OPTIONAL

              (a)  It is estimated that the value of all property to be owned by the corporation for the         $__________________
                   following year wherever located will be:
              (b)  It is estimated that the value of the property to be located within the State of Illinois     $__________________
                   during the following year will be:
              (c)  It is estimated that the gross amount of business which will be transacted by the             $__________________
                   corporation during the following year will be:
              (d)  It is estimated that the gross amount of business which will be transacted from places of     $__________________
                   business in the State of Illinois during the following year will be:

ARTICLE EIGHT OTHER PROVISIONS

              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements;
              fixing a duration other than perpetual; etc.

                                                 NAMES & ADDRESSES OF INCORPORATORS

         The undersigned incorporators(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing
Articles of Incorporation are true.
Dated October 15, 1990.
      ----------    --

                  SIGNATURES AND NAMES                                 POST OFFICE ADDRESS

         1. /s/ Gilbert L. Bratten                                     1. 700 South Second Street
            -------------------------------------------------             ----------------------------------------------------------
            Signature                                                     Street

            Gilbert L. Bratten                                            Springfield, IL 62704
            -------------------------------------------------             ----------------------------------------------------------
            Name (please print)                                           City/Town     State             Zip

         2.                                                            2.
            -------------------------------------------------             ----------------------------------------------------------
            Signature                                                     Street

            -------------------------------------------------             ----------------------------------------------------------
            Name (please print)                                           City/Town     State             Zip

         3.                                                            3.
            -------------------------------------------------             ----------------------------------------------------------
            Signature                                                     Street

            -------------------------------------------------             ----------------------------------------------------------
            Name (please print)                                           City/Town     State             Zip

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies). NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant
Secretary.

                             File Number 5613 936 2
                                         ----------

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

                              THE GLOBE GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now, Therefore, I, Jim Edgar, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois, at the City of
                           Springfield, this 24th day of October A.D. 1990 and of the Independence of the United States the two hundred and 15th.

                                             /s/ Jim Edgar
                                             -------------------------------
                                             SECRETARY OF STATE

                                                               File # 5613 936 2
                                                                    ------------

                                    JIM EDGAR
                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                              ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE  The name of the corporation is         The Globe Group, Inc.
                                            ------------------------------------

             __________________________________________________________ (Note 1)

ARTICLE TWO  The following amendment of the Articles of Incorporation was adopted on October 24, 1990 in the manner indicated below ("X" one box only)


        [X] By a majority of the incorporators provided no directors were named in the articles of incorporation and no directors have been elected, or by a majority of the board of directors, in accordance with Section 10 10, the corporation having issued no shares as of the time of adoption of this amendment.
                                                                        (Note 2)

        [ ]  By a majority of the board of directors, in accordance with
             Section 10 15, shares having been issued but shareholder action not being required for the adoption of the amendment.
                                                                  (Note 3)

        [ ] By the shareholders, in accordance with Section 10 20, a resolution of the board of directors having been duly adopted and submitted to the shareholders At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment.
                                                                  (Note 4)

        [ ] By the shareholders, in accordance with Sections 10 20 and 7 10 a resolution of the board of directors having been duly adopted and submitted to the shareholders A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation Shareholders who have not consented in writing have been given notice in accordance with Section 7 10.
                                                                  (Note 4)

        [ ] By the shareholders, in accordance with Sections 10 20 and 7 10, a resolution of the board of directors have been duly adopted and submitted to the shareholders A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                  (Note 4)

                               (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS: RESOLVED THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)
         RESOLVED, that Article One of the Articles of Incorporation be amended to read as follows: "The name of the corporation is AutoComp Services, Inc."
--------------------------------------------------------------------------------
                                   (NEW NAME)


                 All changes other than name, include on page 2
                                     (over)

                                     PAGE 2
                                   RESOLUTION

                  RESOLVED, that Article Eight of the Articles of Incorporation have inserted therein the following:

                       "Cumulative voting of shares of stock
                       of the corporation shall not be
                       allowed under any circumstances."

ARTICLE THREE     The manner in which any exchange, reclassification or
                  cancellation of issued shares, or a reduction of the number of authorized shares of any Class below the number of issued shares of that class, provided for or effected by this amendment, is as follows. (If not applicable, insert "No change")

                  No change

ARTICLE FOUR      (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms
                  Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert
                  "No change")

                  No change

                  (b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows. (If not applicable, insert "No change")

                  No change

                                              Before Amendment   After Amendment

                             Paid-in Capital  $_______________   $______________

                       (COMPLETE EITHER ITEM 1 OR 2 BELOW)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated _____________________, 19____________________________     _____________________________________________
                                                                          (Exact Name of Corporation)

attested by _______________________________________________     by __________________________________________
            (Signature of Secretary or Assistant Secretary)        (Signature of President or Vice President)


            -----------------------------------------------     ---------------------------------------------
                      (Type or Print Name and Title)                      (Type or Print Name and Title)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.

                                                            OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated        October 24                         ,  1990
     -------------------------------------------     --

/s/ Gilbert L. Bratten
-----------------------------------------------------------     ---------------------------------------------
Gilbert L. Bratten


-----------------------------------------------------------     ---------------------------------------------


-----------------------------------------------------------     ---------------------------------------------


-----------------------------------------------------------     ---------------------------------------------

                                     PAGE 4
                             NOTES AND INSTRUCTIONS

NOTE 1 State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2   Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
         elected.                                                     (ss.10.10)

NOTE 3 Directors may adopt amendments without shareholder approval in only six instances, as follows:
         (a) to remove the names and addresses of directors named in the articles of incorporation;
         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to ss.5.10 is also filed;
         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the work "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with ss.9 05.
         (f) to restate the articles of incorporation as currently amended.
                                                                      (ss.10.15)

NOTE 4. All amendments not adopted under ss. 10.10 or ss. 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (ss. 10.20)

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (secs. 7.10 & 10.20)

                             File Number 5613-925-2

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE

       WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

                             AUTOCOMP SERVICES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

    IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 26th day of February A.D. 1991 and of the Independence of the United States the two hundred and 15th.


                                           /s/ George H. Regan
                                           ----------------------------
                                           George H. Regan
                                           Secretary of State

                                                             File No. 5613-936-2

                               SECRETARY OF STATE
                                STATE OF ILLINOIS

                              ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE  The name of the corporation is AutoComp Services, Inc. (Note 1)

ARTICLE TWO  The following amendment of the Articles of Incorporation was adopted on February 25, 1991 in the manner indicated below. ("X" one line only.)

         [ ] By a majority of the incorporations, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment; (Note 2)

         [ ] By a majority of the board of directors, in accordance with
             Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

         [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment; (Note 4)

         [ ] By the shareholders, in accordance with Sections 10.20 and 7.10 a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10, and (Note 4)

         [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
             (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

    RESOLVED, that Article One of the Articles of Incorporation be amended to read as follows:

             "The name of the corporation is CarComp Services, Inc."
             -------------------------------------------------------
                                   (NEW NAME)

                 ALL CHANGES OTHER THAN NAMES, INCLUDE ON PAGE 2
                                     (OVER)

                                     PAGE 2
                                   RESOLUTION

                                       N/A

ARTICLE THREE  The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert "No change")

                           NO CHANGE

ARTICLE FOUR   (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms
               Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No change")

                           NO CHANGE

               (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert "No change")

                           NO CHANGE

                                Before Amendment    After Amendment
               Paid-in Capital  $_______________    $_____________

                       (Complete either Item 1 or 2 below)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated February 25, 1991                      AutoCorp Services, Inc.

/s/ Robert J. Kubiak, Assistant Secretary    /s/ Edward Cheskis, President
-----------------------------------------    -----------------------------

(2) If amendment is authorized by the incorporators, the incorporators must sign below.

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

Dated ____________________, 19

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
         elected.   (ss.10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances as follows:
         (a) to remove the names and addresses of directors named in the articles of incorporation;
         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to ss.5.10 is also filed;
         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the work "corporation", "incorporated", "limited", or the abbreviation "corp.", "inc.", "co.', or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with ss.9.05;
         (f) to restate the articles of incorporation as currently amended. (ss.10.15)

NOTE 4: all amendments not adopted under ss.10.10 or ss.10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a
         majority within each class when class voting applies.   (ss.10.20)

NOTE 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (secs. 7.10 & 10.20).

                                 FORM BCA 10-30

--------------------------------------------------------------------------------

                              ARTICLES OF AMENDMENT

                                Filing Fee $25.00

                    Filing Fee for Re-Stated Articles $100.00





                               Filed Feb. 26, 1991

                       George H. Ryan, Secretary of State

                                   Return to:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                             Telephone 217-782-6961







335290-1